Dividends on ordinary shares	6 Months Ended
Jun. 30, 2023
Disclosure Of Dividends [Abstract]
Dividends on ordinary shares
Note 23: Dividends on ordinary shares and share buyback
An interim dividend for 2023 of 0.92 pence per ordinary share (half-year to 30 June 2022: 0.80 pence per ordinary share) will be paid on 12 September 2023. The total amount of this dividend is £594 million, before the impact of any further cancellations of shares under the Group’s buyback programme (half-year to 30 June 2022: £545 million, following cancellations of shares under the Group’s buyback programme up to the record date, was paid to shareholders).
On 19 May 2023, a final dividend in respect of 2022 of 1.60 pence per ordinary share, totalling £1,059 million, following cancellations of shares under the Group’s buyback programme up to the record date, was paid to shareholders.
Shareholders who have already joined the dividend reinvestment plan will automatically receive ordinary shares instead of the cash dividend. Key dates for the payment of the recommended dividend are outlined below.

Shares quoted ex-dividend for 2023 interim dividend	3 August 2023
Record date for 2023 interim dividend	4 August 2023
Final date for joining or leaving the interim 2023 dividend reinvestment plan	18 August 2023
Interim 2023 dividend paid	12 September 2023
On 23 February 2023 the Group commenced an ordinary share buyback programme to repurchase outstanding ordinary shares. As at 30 June 2023, the Group has bought back and cancelled c.3.3 billion ordinary shares under the programme, for a total consideration of £1,523 million.